Exhibit 99.1

PRESS RELEASE

Contact:

Kevin S. Bauer	For Release May 13, 2010
Vice President and CFO
510-668-7100

Exar Corporation Reports Fiscal 2010 Fourth Quarter Results

Company Achieves Positive Non-GAAP Operating Income, Completes Neterion Acquisition

Fremont, California, May 13, 2010 – Exar Corporation (Nasdaq: EXAR), today reported financial results for its fiscal 2010 fourth quarter ended March 28, 2010.

Net sales for the fourth quarter of fiscal 2010 were $38.5 million compared to net sales of $33.9 million for the prior quarter and $23.9 million for the fourth quarter of fiscal 2009.

The GAAP gross margin for the fourth quarter of fiscal 2010 was 50.4% compared to 50.2% for the prior quarter and 42.2% in the fourth quarter of fiscal 2009.

On a non-GAAP basis, the gross margin for the fourth quarter of fiscal 2010 was 54.0% compared to 54.1% for the prior quarter and 44.5% in the fourth quarter of fiscal 2009.

The GAAP net loss for the fourth quarter of fiscal 2010 was $3.3 million, or $0.08 net loss per share, compared to a net loss of $3.8 million, or $0.09 net loss per share in the prior quarter, and a net loss of $4.6 million, or $0.11 net loss per share, for the fourth quarter of fiscal 2009.

On a non-GAAP basis, the net income was $1.5 million for the fourth quarter of fiscal 2010 or $0.03 diluted earnings per share, compared to net income of $0.1 million in the previous quarter, and a net loss of $2.1 million, or $0.05 net loss per share, in the fourth quarter of fiscal 2009.

The Company ended the fourth quarter of fiscal 2010 with cash, cash equivalents and short-term marketable securities of $212.1 million.

“Our business is improving across all product lines and we achieved positive non-GAAP operating income for the first time since 2007,” said Pete Rodriguez, the Company’s president and chief executive officer. “We completed the Neterion transaction and are pleased with customer response to the acquisition and our leading 10G Ethernet solutions. The strength in the industrial, networking and storage segments when combined with over fifty key new products released in the past two years provides a healthy platform for growth.”

For the first quarter of fiscal 2011 ending June 27, 2010, the Company currently projects that net sales will be between $39 million and $41 million. The non-GAAP gross margin is currently expected to be between 54% and 56%. Operating expenses are currently expected to be between $22.5 million and $23.5 million on a non-GAAP basis. We expect to achieve cost synergies in the current quarter that will reduce operating expenses starting in the September 2010 quarter. Our present expectations are that FY11 revenue will grow 20-30% over FY10 and we will attain operating profitability for FY11 on a non-GAAP basis.

The Company’s statements about its future financial performance or operating plans are based on current information and expectations and the Company undertakes no duty to update such statements. These statements are forward-looking and actual results could differ materially due to various risks and uncertainties, some of which are described herein.

Results Conference Call

The Company invites investors, financial analysts, and the general public to listen to its conference call discussing the Company’s financial results for the fourth quarter of fiscal 2010, today, Thursday, May 13, 2010 at 1:30 p.m. PDT. To access the conference call, please dial (800) 230-1059 by 1:20 p.m. PDT and use conference ID number 155612. In addition, a live webcast will also be available.

To access the webcast, please go to the Company’s Investor Relations Homepage at: http://www.exar.com. A replay of the call will be available starting at 3:00 p.m. PDT on May 13, 2010 until 11:59 p.m. PDT on May 21, 2010. To access the replay, please dial (800) 475-6701 and use conference ID number 155612.

Product Line Highlights:

Power Management

http://www.exar.com/Common/Content/News.aspx?id=7132

http://www.exar.com/Common/Content/News.aspx?id=7118

DataCom and Storage

http://www.exar.com/Common/Content/News.aspx?id=7100

http://www.exar.com/Common/Content/News.aspx?id=7134

Interface

http://www.exar.com/Common/Content/News.aspx?id=7090

http://www.exar.com/Common/Content/News.aspx?id=7156

Safe Harbor Statement

The Company’s statements about its future financial performance, changes in gross margins, net sales and operating expenses, resource allocation and its impact on future performance and product development initiatives, design win conversion, distribution and OEM trends, supply chain issues among others, are forward-looking statements that involve risks and uncertainties. These risks and uncertainties include global financial volatility, economic recession, and industry and market conditions, such as customer and distributor relationships; limited visibility associated with customer or distributor demand for the Company’s products; the possible loss of, or decrease in orders from, an important customer; cash balances; vendor capacity, quality or throughput constraints; successful integration of acquired businesses; possible disruption in commercial activities as a consequence of terrorist activity, natural disasters, armed conflict or health issues; successful development, market acceptance and demand for the Company’s products, including those for which the Company has achieved design wins; competitive factors, such as pricing or competing solutions; customer ordering patterns; accounting considerations related to impairment analyses or acquisition related issues; the level of inventories maintained at the Company’s OEMs and distributors; and the Company’s successful execution of internal performance plans, as well as the other risks detailed from time to time in the Company’s SEC reports, including the Annual Report on Form 10-K for the year ended March 29, 2009 and the Quarterly Reports on Form 10-Q for the periods ended June 28, 2009, September 27, 2009 and December 27, 2009.

Generally Accepted Accounting Principles

The Company reports its financial results in accordance with GAAP. Additionally, the Company supplements reported GAAP financials with non-GAAP measures which are included in related press releases and reports furnished to the SEC, copies of which are available at the Company’s website: http://www.exar.com or the SEC’s website at: http://www.sec.gov. For the periods presented, we are disclosing non-GAAP gross margin, non-GAAP research and development expenses, non-GAAP selling, general and administrative expenses, non-GAAP operating expenses, non-GAAP operating income (loss), non-GAAP net income (loss), and non-GAAP diluted earnings (loss) per share, which are adjusted to exclude from our GAAP results all stock-based compensation expense, amortization of acquired intangible assets, fair value adjustment of acquired inventories, acquisition-related costs, separation costs of executive officers, acceleration of depreciation on abandoned equipment, goodwill and other intangible asset impairment, impairment charges on investments, and income tax effects. These non-GAAP measures are presented in part to enhance the understanding of the Company’s historical financial performance and comparability between reporting periods. The Company believes the non-GAAP presentation, when shown in conjunction with the corresponding GAAP measures, provide relevant and useful information to analysts, investors, management and other interested parties following the semiconductor industry. For its internal purposes, the Company uses the foregoing non-GAAP measures to evaluate performance across reporting periods, determine certain employee benefits as well as plan for and forecast the Company’s future periods. These non-GAAP measures are not in accordance with, or an alternative for measures prepared in accordance with GAAP, and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. The Company believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. These measures should only be used to evaluate the Company’s results of operations in conjunction with the corresponding GAAP measures.

About Exar

Exar Corporation delivers highly differentiated silicon, software and subsystem solutions for industrial, consumer, and enterprise applications. For nearly 40 years, Exar’s comprehensive knowledge of end-user markets along with the underlying analog/mixed signal and digital technologies has enabled innovative solutions that meet the needs of the evolving connected world. Exar’s technology portfolio includes solutions for power management, serial interfaces, packet-based and TDM wireline communications, enterprise storage optimization, and data security. Exar has locations worldwide providing real-time customer support to drive rapid product development. For more information about Exar, visit: www.exar.com.

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EXAR CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share amounts)

(Unaudited)

	MARCH 28, 2010	MARCH 29, 2009
ASSETS
Current assets:
Cash and cash equivalents	$25,486	$89,002
Short-term marketable securities	186,598	167,341
Accounts receivable (net of allowances of $831 and $572)	13,461	7,452
Accounts receivable, related party (net of allowances of $605 and $736)	4,323	1,796
Inventories	15,000	15,678
Other current assets	5,059	3,274
Deferred income taxes, net	47	62

Total current assets	249,974	284,605

Property, plant and equipment, net	42,941	42,549
Goodwill	3,085	—
Intangible assets, net	31,957	7,359
Other non-current assets	5,357	1,876

Total assets	$333,314	$336,389

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$9,828	$5,391
Accrued compensation and related benefits	6,619	4,773
Deferred income and allowances on sales to distributors	4,227	3,208
Deferred income and allowances on sales to distributors, related party	10,650	7,040
Other accrued expenses	10,598	7,014

Total current liabilities	41,922	27,426

Long-term lease financing obligations	13,454	15,633
Other non-current obligations	3,806	1,236

Total liabilities	59,182	44,295

Total stockholders’ equity
Preferred stock, $.0001 par value; 2,250,000 shares authorized; no shares outstanding	—	—
Common stock, $.0001 par value; 100,000,000 shares authorized; 43,839,514 and 43,036,271 shares issued and outstanding at March 28, 2010 and March 29, 2009, respectively (net of treasury shares)	4	4
Additional paid-in capital	720,455	710,787
Accumulated other comprehensive income	1,282	802
Treasury stock at cost, 19,924,369 shares at March 28, 2010 and March 29, 2009	(248,983)	(248,983)
Accumulated deficit	(198,626)	(170,516)

Total stockholders’ equity	274,132	292,094

Total liabilities and stockholders’ equity	$333,314	$336,389

EXAR CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(Unaudited)

	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	MARCH 28, 2010	DECEMBER 27, 2009	MARCH 29, 2009	MARCH 28, 2010	MARCH 29, 2009
Net sales	$26,990	$24,458	$15,667	$97,676	$74,620
Net sales, related party	11,507	9,473	8,187	37,202	40,498

Total net sales	38,497	33,931	23,854	134,878	115,118

Cost of sales:
Cost of sales	12,723	11,273	8,472	48,728	41,811
Cost of sales, related party	5,200	4,505	4,880	17,581	19,933
Amortization of purchased intangible assets	1,172	1,108	436	5,187	3,129

Total cost of sales	19,095	16,886	13,788	71,496	64,873

Gross profit	19,402	17,045	10,066	63,382	50,245

Operating expenses:
Research and development	12,255	11,674	7,512	48,511	31,829
Goodwill and other intangible asset impairment	—	—	—	—	59,676
Selling, general and administrative	11,686	10,688	8,816	48,861	38,962

Total operating expenses	23,941	22,362	16,328	97,372	130,467
Loss from operations	(4,539)	(5,317)	(6,262)	(33,990)	(80,222)

Other income and expense, net:
Interest income and other, net	1,741	1,835	1,918	7,030	9,693
Interest expense	(323)	(323)	(326)	(1,296)	(1,253)
Impairment charges on investments	—	—	(301)	(317)	(1,789)

Total other income and expense, net	1,418	1,512	1,291	5,417	6,651

Loss before income taxes	(3,121)	(3,805)	(4,971)	(28,573)	(73,571)
Provision for (benefit from) income taxes	189	(43)	(406)	(463)	(535)

Net loss	$(3,310)	$(3,762)	$(4,565)	$(28,110)	$(73,036)

Loss per share:
Basic loss per share	$(0.08)	$(0.09)	$(0.11)	$(0.64)	$(1.70)

Diluted loss per share	$(0.08)	$(0.09)	$(0.11)	$(0.64)	$(1.70)

Shares used in the computation of loss per share:
Basic	43,822	43,648	42,950	43,584	42,887

Diluted	43,822	43,648	42,950	43,584	42,887

Note: Certain amounts previously reported above have been reclassified to conform to the current periods’ presentation.

EXAR CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(In thousands, except per share amounts)

(Unaudited)

	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	MARCH 28, 2010	DECEMBER 27, 2009	MARCH 29, 2009	MARCH 28, 2010	MARCH 29, 2009
GAAP gross margin	50.4%	50.2%	42.2%	47.0%	43.6%
Stock-based compensation	0.4%	0.3%	0.5%	0.4%	0.5%
Amortization of acquired intangible assets	3.0%	3.3%	1.8%	3.8%	2.7%
Fair value adjustment of acquired inventories	0.2%	0.3%	—	1.8%	—
Acquisition-related costs	—	—	—	—	0.1%
Acceleration of depreciation on abandoned equipment	—	—	—	—	0.3%

Non-GAAP gross margin	54.0%	54.1%	44.5%	53.0%	47.2%

GAAP research and development expenses	$12,255	$11,674	$7,512	$48,511	$31,829
Stock-based compensation	624	467	383	2,325	1,614
Amortization of acquired intangible assets	927	635	72	2,785	798
Acquisition-related costs	10	128	—	887	—
Acceleration of depreciation on abandoned equipment	—	—	—	—	437

Non-GAAP research and development expenses	$10,694	$10,444	$7,057	$42,514	$28,980

GAAP selling, general and administrative expenses	$11,686	$10,688	$8,816	$48,861	$38,962
Stock-based compensation	887	751	713	3,112	2,725
Amortization of acquired intangible assets	198	178	44	697	490
Acquisition-related costs	542	297	778	5,385	1,319
Separation costs of executive officers	—	—	—	162	—
Acceleration of depreciation on abandoned equipment	50	—	—	50	437

Non-GAAP selling, general and administrative expenses	$10,009	$9,462	$7,281	$39,455	$33,991

GAAP operating expenses	$23,941	$22,362	$16,328	$97,372	$130,467
Stock-based compensation	1,511	1,218	1,096	5,437	4,339
Amortization of acquired intangible assets	1,125	813	116	3,482	1,288
Acquisition-related costs	552	425	778	6,272	1,319
Separation costs of executive officers	—	—	—	162	—
Acceleration of depreciation on abandoned equipment	50	—	—	50	874
Goodwill and other intangible asset impairment	—	—	—	—	59,676

Non-GAAP operating expenses	$20,703	$19,906	$14,338	$81,969	$62,971

GAAP operating loss	$(4,539)	$(5,317)	$(6,262)	$(33,990)	$(80,222)
Stock-based compensation	1,655	1,335	1,207	5,965	4,934
Amortization of acquired intangible assets	2,297	1,921	552	8,669	4,417
Fair value adjustment of acquired inventories	72	92	—	2,398	—
Acquisition-related costs	552	425	778	6,296	1,434
Separation costs of executive officers	—	—	—	162	—
Acceleration of depreciation on abandoned equipment	50	—	—	50	1,174
Goodwill and other intangible asset impairment	—	—	—	—	59,676

Non-GAAP operating income (loss)	$87	$(1,544)	$(3,725)	$(10,450)	$(8,587)

GAAP net loss	$(3,310)	$(3,762)	$(4,565)	$(28,110)	$(73,036)
Stock-based compensation	1,655	1,335	1,207	5,965	4,934
Amortization of acquired intangible assets	2,297	1,921	552	8,669	4,417
Fair value adjustment of acquired inventories	72	92	—	2,398	—
Acquisition-related costs	552	425	778	6,296	1,434
Separation costs of executive officers	—	—	—	162	—
Acceleration of depreciation on abandoned equipment	50	—	—	50	1,174
Goodwill and other intangible asset impairment	—	—	—	—	59,676
Impairment charges on investments	—	—	301	317	1,789
Income tax effects	141	107	(413)	(40)	(535)

Non-GAAP net income (loss)	$1,457	$118	$(2,140)	$(4,293)	$(147)

GAAP loss per share	$(0.08)	$(0.09)	$(0.11)	$(0.64)	$(1.70)
Stock-based compensation	0.04	0.03	0.03	0.14	0.12
Amortization of acquired intangible assets	0.05	0.04	0.01	0.20	0.10
Fair value adjustment of acquired inventories	—	—	—	0.06	—
Acquisition-related costs	0.01	0.01	0.02	0.14	0.03
Separation costs of executive officers	—	—	—	—	—
Acceleration of depreciation on abandoned equipment	—	—	—	—	0.03
Goodwill and other intangible asset impairment	—	—	—	—	1.39
Impairment charges on investments	—	—	0.01	0.01	0.04
Income tax effects	—	—	(0.01)	—	(0.01)

Non-GAAP diluted earnings (loss) per share	$0.03	$0.00	$(0.05)	$(0.10)	$(0.00)

Shares used in earnings (loss) per share — GAAP	43,822	43,648	42,950	43,584	42,887
The effect of dilutive potential common shares due to reporting Non-GAAP net income	262	314	—	—	—
The effect of removing stock-based compensation expense under SFAS 123R for Non-GAAP presentation purpose	(28)	(109)	—	—	—

Shares used in diluted earnings per share — Non-GAAP	44,056	43,853	42,950	43,584	42,887

Notes: Certain amounts may not total due to rounding.

Certain amounts previously reported above have been reclassified to conform to the current periods’ presentation.